January 26, 2024 Q4 2023 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Improve Asset Mix Improve Funding Profile 2 Maintain Robust Liquidity and Capital Improve Net Interest Margin Execution on Near-term Strategic Priorities Manage Expenses 5 4 3 4 1 • Wholesale funding down $228 million • Non-brokered deposits grew by $604 million • NIDDA at 26% of deposits • Period end decline in NIDDA of $521 million mostly due to seasonality in residential real estate sector • Paid down FHLB advances by $2.4 billion since since Q1 • Resi declined by $172 million • Amortized cost of securities down $106 million • Core C&I and CRE loans grew by $476 million • Net interest margin expanded to 2.60% from 2.56% • Same day available liquidity $13.6 billion • Available liquidity 152% of uninsured, uncollateralized deposits • CET 1 ratio of 11.4%; TCE/TA increased to 7.0% • AOCI improved by $50 million. • Q4 Includes $35.4 million FDIC special assessment, $6.5 million loss on railcar sales • Compensation impacted by value of share based awards Manage credit 6 • ACL/Loans increased to 0.82% • Net charge-offs 0.09% • NPA ratio down to 0.37% from 0.40%

Topics of Current Interest Capital • CET1 ratios of 11.4% at the holding company and 13.1% at the bank • Pro-forma holding company CET1 of 10.0% including AOCI • AOCI improved $50 million quarter-over-quarter • Book value and tangible book value per share of $34.66 and $33.62 Deposits and Funding • Total deposits grew by $426 million • Non-brokered deposits grew by $604 million • Non-interest bearing DDA 26% of total deposits; impacted by residential real estate sector seasonality • Wholesale funding down by $228 million Asset Quality • Low NPA ratio of 0.37% at December 31; 0.25% excluding guaranteed portion of non-accrual SBA loans • Net charge-off rate of 0.09% High Quality CRE Portfolio • High quality CRE portfolio; wtd average DSCR 1.80; wtd average LTV 56.0%; 58% Florida • CRE office wtd average DSCR 1.67; wtd average LTV 65.0%; 60% Florida • Substantially all CRE loans are performing • CRE to total loans 24% • CRE to total risk based capital 169% 1. Tangible book value per share is a non-GAAP financial measure. See section entitled “Non-GAAP Financial Measures” on page 33 5 Net Interest Margin • Net interest margin expanded to 2.60% from 2.56% • Cost of deposits up 22bps to 2.96%; rate of increase continues to decline • Yield on interest earning assets increased to 5.70%

Highlights from Fourth Quarter Earnings

BankUnited

($ in millions, except per share data)	Q4'23	Q3'23	Q4'22	Change From Q3'23	Change From Q4'22	Key Highlights
Net Interest Income	$217	$215	$243	$2	$(26)	
Provision for Credit Losses	$19	$33	$40	$(14)	$(21)	
Total Non-interest Income	$17	$28	$27	$(11)	$(10)	Includes $6.5 million loss on sale of lease equipment
Total Non-interest Expense	$191	$147	$148	$44	$43	Includes $35.4 million FDIC special assessment
Net Income	$21	$47	$64	$(26)	$(43)	
EPS	$0.27	$0.63	$0.82	$(0.36)	$(0.55)	
Period-end Core C&I and CRE loans	$14,727	$14,251	$14,008	$476	$719	
Period-end Loans	$24,634	$24,356	$24,886	$277	$(252)	Strategic runoff in residential and equipment/franchise lending
Period-end Non-interest DDA	$6,835	$7,357	$8,038	$(521)	$(1,203)	Seasonality in residential real estate sector related deposits
Period-end Deposits	$26,538	$26,113	$27,509	$426	$(971)	
Loans to Deposits	92.8%	93.3%	90.5%	(0.5)%	2.3%	
CET1	11.4%	11.4%	11.0%	—%	0.4%	
Total Capital	13.4%	13.4%	12.7%	—%	0.7%	
Yield on Loans	5.69%	5.54%	4.72%	0.15%	0.97%	
Yield on Securities	5.73%	5.48%	4.33%	0.25%	1.40%	
Cost of Deposits	2.96%	2.74%	1.42%	0.22%	1.54%	Declining rate of increase in cost of deposits
Net Interest Margin	2.60%	2.56%	2.81%	0.04%	(0.21)%	
Non-performing Assets to Total Assets[(1)]	0.37%	0.40%	0.29%	(0.03)%	0.08%	
Allowance for Credit Losses to Total Loans	0.82%	0.80%	0.59%	0.02%	0.23%	
Net Charge-offs to Average Loans[(2)]	0.09%	0.07%	0.22%	0.02%	(0.13)%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the period ended September 30, 2023.

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Deposits 7

Deposit Mix and Cost of Deposits Impacted by Current Rate Environment ($ in millions) $6,820 $7,347 $4,807 $3,384 $4,268 $5,190 $5,164 $11,262 $10,622 $12,660 $13,369 $13,061 $10,276 $11,136 $1,771 $2,131 $3,020 $3,709 $2,142 $3,290 $3,403 $3,621 $4,295 $7,009 $8,976 $8,038 $7,357 $6,835 $23,474 $24,395 $27,496 $29,438 $27,509 $26,113 $26,538 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 Quarterly Cost of Deposits 1.52% 1.48% 0.43% 0.19% 1.42% 2.74% 2.96% Non-interest bearing as a % of Total Deposits 15.4% 17.6% 25.5% 30.5% 29.2% 28.2% 25.8% 8 • 61% of deposits commercial or municipal • Diverse deposit book by industry sector; largest commercial segment title solutions at $2.5 billion ◦ Approximately 77% of deposits in this segment are in operating accounts

Cost of Funds Trend 9 1.42% 0.36% 0.16% 1.92% 2.84% 3.18% 1.75% 0.25% 0.25% 4.50% 5.50% 5.50% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At December 31, 2022 At September 30, 2023 At December 31, 2023 Total non-maturity deposits 1.11% 0.29% 0.14% 1.83% 2.54% 2.87% Total interest-bearing deposits 1.71% 0.48% 0.23% 2.66% 3.87% 4.20% Total deposits 1.42% 0.36% 0.16% 1.92% 2.84% 3.18% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 10

11 Prudently Underwritten and Well-Diversified Loan Portfolio At December 31, 2023 ($ in millions) Loan Portfolio Over Time $5,661 $6,348 $8,368 $8,901 $8,381 $8,209 $7,493 $6,896 $5,702 $5,700 $5,742 $5,819 $6,718 $6,448 $6,735 $8,305 $8,508 $8,907 $768 $1,259 $1,092 $525 $408 $433 $2,515 $2,915 $1,868 $1,455 $1,317 $1,266$23,155 $23,866 $23,765 $24,886 $24,356 $24,634 Other (1) Mortgage Warehouse Lending C&I CRE Residential 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 1. Includes Pinnacle municipal finance, franchise and equipment finance, and PPP.

High Quality CRE Portfolio At December 31, 2023 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,753 30% 60% 24% 16% 1.67 65.0 % Warehouse/Industrial 1,341 24% 56% 8% 36% 2.04 52.0 % Multifamily 839 14% 50% 50% — % 1.98 45.5 % Retail 818 14% 54% 29% 17% 1.67 58.8 % Hotel 492 8% 78% 3% 19% 1.89 49.0 % Construction and Land 496 9% 56% 42% 2 % NA NA Other 80 1% 71% 13% 16% 1.94 47.4% $ 5,819 100% 58% 25% 17% 1.80 56.0% 12 Insignificant amount of non-performing CRE loans (other than non-accrual SBA guaranteed loans of $13 million) Total office exposure declined by $78 million this quarter Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.68 64.5% 1.62 62.9 % Warehouse/Industrial 2.19 50.5% 1.91 37.0 % Multifamily 2.68 42.1% 1.36 48.5 % Retail 1.86 56.2% 1.26 63.6 % Hotel 1.95 46.9% 1.83 20.2 % Other 2.17 44.3% 1.24 66.3% 1.96 55.0% 1.46 54.1%

Manageable CRE Maturity Risk At December 31, 2023 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower as a % of Total Portfolio Office $ 314 18% $ 187 11 % Warehouse/Industrial 171 13% 81 6 % Multifamily 111 13% 64 8 % Retail 121 15% 64 8 % Hotel 43 9% 43 9 % Construction and Land 180 36% 1 — % Other 13 16% 13 16% $ 953 16% $ 453 8% 13 Just 8% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2024 2025 2026 2027 2028 Thereafter Total Office $ 314 $ 401 $ 359 $ 224 $ 145 $ 310 $ 1,753 Warehouse/Industrial 171 155 382 262 160 211 1,341 Multifamily 111 80 165 134 129 220 839 Retail 121 136 232 67 187 75 818 Hotel 43 44 218 30 55 102 492 Construction and Land 180 115 66 34 — 101 496 Other 13 7 27 10 1 22 80 $ 953 $ 938 $ 1,449 $ 761 $ 677 $ 1,041 $ 5,819 Maturity Distribution of CRE Loans

CRE Office Portfolio - Additional Information At December 31, 2023 14 • 18% of the total office portfolio is medical office • $88 million in office payoffs this quarter; total exposure declined by $78 million • Rent rollover in next 12 months approximately 11% of the total office portfolio; 14% for FL and 5% in NY Tri State • Manhattan portfolio has approximately 96% occupancy and rent rollover in the next 12 months of 3% • Substantially all of the Florida portfolio is suburban 42% 20% 21% 12% 4% 1% Manhattan NY Tri-State Other Long Island Queens Brooklyn Bronx 28% 23%21% 11% 7% 10% Tampa Orlando Boca/Palm Beach Broward Miami-Dade Other NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At December 31, 2023 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,695 19.0 % Manufacturing 875 9.8 % Educational Services 753 8.5 % Wholesale Trade 694 7.8 % Utilities 654 7.3 % Health Care and Social Assistance 605 6.8 % Information 590 6.6 % Real Estate and Rental and Leasing 539 6.0 % Transportation and Warehousing 420 4.7 % Construction 382 4.3 % Retail Trade 320 3.6 % Professional, Scientific, and Technical Services 300 3.4 % Public Administration 245 2.8 % Other Services (except Public Administration) 231 2.6 % Administrative and Support and Waste Management 194 2.2 % Arts, Entertainment, and Recreation 188 2.1 % Accommodation and Food Services 155 1.7 % Other 68 0.8% $ 8,908 100.0% 151. Includes $1.9 billion of owner-occupied real estate Geographic Distribution Florida 35% New York Tri-State 32% Other 33%

Drivers of Change in the ACL - Current Quarter ($ in millions) $196.1 $13.4 $(1.6) $(9.6) $3.6 $0.8 $202.7 Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs ACL 12/31/23 ACL 09/30/23 0.82%0.80%% of Total Loans 16 • Current market adjustment • Changes to forward path of economic forecast Other • Portfolio and assumption changes • Qualitative overlay New Loans net of Paydowns

Drivers of Change in the ACL - Year to Date ($ in millions) $147.9 $58.5 $16.2 $(20.7) $33.6 $(22.4) $(8.6) $(1.8) $202.7 Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs Change in Qualitative Overlay ACL 12/31/23 ACL 12/31/22 0.82%0.59%% of Total Loans 17 • Current market adjustment • Changes to forward path of economic forecast • Changes in scenario weighting Other New Loans net of Paydowns Updates to Assumptions

Allocation of the ACL
($ in millions)

BankUnited

	December 31, 2022		September 30, 2023		December 31, 2023	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential	$ 11.7	0.13 %	$ 8.0	0.10 %	$ 7.6	0.09 %
Commerical:						
Commercial real estate	24.8	0.43 %	34.8	0.61 %	41.3	0.71 %
Commercial and industrial	97.2	1.10 %	140.5	1.58 %	142.7	1.53 %
Pinnacle - municipal finance	0.2	0.02 %	0.2	0.03 %	0.2	0.03 %
Franchise finance	11.7	4.63 %	9.0	4.56 %	7.9	4.31 %
Equipment finance	2.3	0.82 %	3.6	1.63 %	3.0	1.52 %
Total commercial	136.2	0.85 %	188.1	1.18 %	195.1	1.19 %
Allowance for credit losses	**$ 147.9**	0.59 %	**$ 196.1**	0.80 %	**$ 202.7**	0.82 %

Office Portfolio ACL: 1.10% at December 31, 2023 compared to 0.99% at September 30, 2023 and 0.45% at December 31, 2022

Asset Quality Ratios	December 31, 2022	September 30, 2023	December 31, 2023
Non-performing loans to total loans[1]	0.42 %	0.56 %	0.52 %
Non-performing assets to total assets[1]	0.29 %	0.40 %	0.37 %
Allowance for credit losses to non-performing loans[1]	140.88 %	143.22 %	159.54 %
Net charge-offs to average loans[2]	0.22 %	0.07 %	0.09 %

1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $41.8 million, $37.8 million and $40.3 million or 0.17%, 0.16% and 0.16% of total loans and 0.12%, 0.11% and 0.11% of total assets at December 31, 2023, September 30, 2023 and December 31, 2022, respectively.
2. Annualized for the period ended September 30, 2023.

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Asset Quality Metrics 19 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans 0.88% 1.02% 0.87% 0.42% 0.56% 0.52% 0.68% 0.80% 0.68% 0.26% 0.40% 0.35% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.63% 0.71% 0.58% 0.29% 0.40% 0.37% 0.49% 0.56% 0.45% 0.18% 0.29% 0.25% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.05% 0.26% 0.29% 0.22% 0.09% 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 —% 0.20% 0.40% 0.60%

Non-Performing Loans by Portfolio Segment ($ in millions) 20 $205 $244 $206 $105 $137 $127 $19 $29 $29 $21 $21 $21 $24 $60 $30 $3 $65 $43 $58 $22 $48 $34 $21 $7 $14 $45 $33 $13 $18 $17 $46 $51 $46 $40 $38 $42 $16 $16 $10 $9 $9 $6 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise Equipment C&I CRE Residential and Other Consumer 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 NPLs Declined This Quarter - Remain Below Pre-Pandemic Levels

Criticized and Classified Loans ($ in millions) 21 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1. Excludes SBA 2. Includes Pinnacle, franchise finance and equipment finance

Criticized and Classified CRE Loans by Property Type ($ in millions) 22 December 31, 2023 $116 $55 $89 $146 $77 $3 $16 Multifamily Hotel Retail Office Construction & Land Other SBA $146 $14 $73 $91 $2 $30 $98 $40 $63 $90 $42 $16 $15 December 31, 2022September 30, 2023

Asset Quality - Delinquencies ($ in millions) 23 Commercial(1) CRE(3) 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 $— $20 $40 $60 $80 $100 Residential(2) 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 12/31/23 $— $20 $40 $60 $80 $100 1. Includes Pinnacle, franchise finance and equipment finance 2. Excludes government insured residential loans 3. Q4 increase in 30-59 Days PD relates to one maturing loan with a renewal processed in January 2024. The loan is now current.

Residential Portfolio Overview At December 31, 2023 24 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination Prior 19% 2019 4% 2020 13%2021 43% 2022 16% 2023 5% >759 76% 720-759 15% <720 or NA 9% Breakdown by Vintage(1) 60% or less 34% 61% - 70% 26% 71% - 80% 39% More than 80% 1% 30 Yr Fixed 32% 15 & 20 Year Fixed 13% 10/1 ARM 12% 5/1 & 7/1 ARM 26% Formerly Covered 1% Govt Insured 16% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans

Investment Portfolio 25

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2022 September 30, 2023 December 31, 2023 Portfolio Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value US Government and Agency $ (146) $ 2,780 $ (144) $ 2,642 $ (115) $ 2,656 Private label RMBS and CMOs (334) 2,531 (353) 2,290 (301) 2,296 Private label CMBS (121) 2,524 (95) 2,256 (84) 2,199 Single family real estate-backed securities (32) 470 (25) 393 (18) 366 CLOs (30) 1,136 (12) 1,048 (10) 1,113 Other (11) 213 (15) 202 (7) 205 $ (674) $ 9,654 $ (644) $ 8,831 $ (535) $ 8,835 Portfolio Composition US Government and Agency 30% Private label RMBS and CMOs 26% Private label CMBS 25% Single family real estate- backed securities 4% CLOs 13% Other 2% Rating Distribution GOV 30% AAA 60% AA 7% A 2% NR 1% • Unrealized losses continue to decline • No expected credit losses on AFS securities • AFS portfolio duration of 1.96; approximately 68% of the portfolio floating rate • HTM securities totaling $10 million with unrealized loss of $0.1 million 26

High Quality, Short-Duration Securities Portfolio At December 31, 2023 Strong credit enhancement levels Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 3.0 92.0 17.7 2.2 AA 20.2 34.2 24.8 5.3 A 27.3 28.2 27.7 5.7 Wtd. Avg. 4.2 88.4 18.2 2.4 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 30.2 99.9 43.9 7.1 AA 29.5 74.4 37.0 7.7 A 25.1 51.5 37.3 9.1 Wtd. Avg. 29.9 95.5 43.0 7.2 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 40.2 74.2 47.1 15.7 AA 30.8 47.0 37.3 13.0 A 31.5 33.2 32.2 14.4 Wtd. Avg. 38.4 68.3 45.0 15.2 AAA 94% AA 4% A 2% AAA 86% AA 11% A 3% AAA 80% AA 16% A 4% 27

Appendix - Additional Information 28

Strong Capital Position 29 6.5% 6.5% 13.1% 11.4%11.7% 10.0% 12.4% 11.4%11.8% Required to be Considered Well Capitalized CET1 CET1 including AOCI CET1 Peer Median(1)(2) CCAR Stress Test Trough BankUnited, N.A BankUnited, Inc —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1. Peer information based on September 30 Call Report data for banks with total assets between $20 billion and $100 billion 2. Peer information for comparison to BankUnited, Inc. is based on September 30 data for publicly traded companies between $20 billion and $100 billion. At December 31, 2023

Liquidity 30

Ample Liquidity Coverage of Uninsured Deposits ($ in millions) 31 Insured Deposits Total Deposits $ 26,538 Estimated Uninsured Deposits $ 12,360 Less: Collateralized deposits (3,048) Less: Affiliate deposits (318) Adjusted Uninsured Deposits $ 8,994 Estimated Insured and Collateralized Deposits $ 17,544 Insured and Collateralized Deposits to Total Deposits 66 % Available Liquidity(1) $ 13,644 Available Liquidity to Uninsured, Uncollateralized Deposits Ratio 152% 1. Cash + Capacity at FHLB + Capacity at FRB + Unencumbered securities At December 31, 2023

Non-GAAP Financial Measures 32

Non-GAAP Financial Measures 33 Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at December 31, 2023 (in thousands except share and per share data): December 31, 2023 Total stockholders’ equity (GAAP) $ 2,577,921 Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) $ 2,500,284 Common shares issued and outstanding 74,372,505 Book value per common share (GAAP) $ 34.66 Tangible book value per common share (non-GAAP) $ 33.62